Exhibit 10.5
EXECUTION VERSION

JOINDER AGREEMENT
This Joinder Agreement is dated as of September 11, 2012 (this "Agreement"), by and among each of the financial institutions set forth on Schedule A annexed hereto (each a "New Revolving Loan Lender" and collectively the "New Revolving Loan Lenders"), Valeant Pharmaceuticals International, Inc., a corporation continued under the federal laws of Canada ("Borrower"), the undersigned subsidiaries of Borrower and Goldman Sachs Lending Partners LLC ("GSLP"), as Administrative Agent and Collateral Agent.
RECITALS:
WHEREAS, reference is hereby made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by the Joinder Agreement, dated as of June 14, 2012, and by the Joinder Agreement, dated as of July 9, 2012 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, GSLP, J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. ("Morgan Stanley"), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. ("JPMorgan") and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, GSLP, as Administrative Agent and Collateral Agent, and the other Agents party thereto;
WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain New Revolving Loan Commitments and/or New Term Loan Commitments by entering into one or more Joinder Agreements with the New Revolving Loan Lenders; and
WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of Section 2.25 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each New Revolving Loan Lender hereby commits to provide its respective New Revolving Loan Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

1.
New Revolving Loan Commitments. The New Revolving Loan Commitments established under this Joinder Agreement shall have identical terms to the Revolving Loan Commitments in existence under the Credit Agreement prior to the date hereof (the "New Revolving Loan Commitment Effective Date"). The New Revolving Loan Commitments and New Revolving Loans made pursuant thereto shall be subject to the provisions of the Credit Agreement and the other Credit Documents, and shall constitute "Revolving Commitments" and "Revolving Loans", respectively, thereunder.

2.
Closing Fee. Borrower agrees to pay on the date hereof to Administrative Agent, for the account of each New Revolving Loan Lender party to this Agreement, as fee compensation for the commitment of such New Revolving Loan Lender's New Revolving Loan Commitments, a closing fee in an amount equal to 1.00% of the aggregate principal amount of such New Revolving Loan Lender's New Revolving Loan Commitments as of the date hereof.

3.
New Lenders. Each New Revolving Loan Lender (other than any New Revolving Loan Lender that, immediately prior to the execution of this Agreement, is a "Lender" under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its New Revolving Loan Commitments shall be effective and that such New Revolving Loan Lender shall become a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

4.	Borrower's Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.
The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	No event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default; and

iii.
Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof in connection with the transactions contemplated by this Agreement.

5.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.
Borrower shall deliver or cause to be delivered the following legal opinions and documents: originally executed copies of the favorable written opinions of (a) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to the Credit Parties,

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(b) Chancery Chambers, special Barbados counsel to the Credit Parties, (c) Norton Rose Canada LLP, special Canadian counsel to the Credit Parties, (d) Baker & McKenzie, special Luxembourg counsel to the Credit Parties, (e) Conyers Dill & Pearman Limited, special Bermuda counsel to the Credit Parties and (f) Arthur Cox, special Ireland counsel to the Credit Parties, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement; and

ii.
Set forth on the attached Officers' Certificate are the calculations (in reasonable detail) demonstrating compliance, on a Pro Forma Basis after giving effect to the New Revolving Loan Commitments, with the financial tests described in Section 6.7 of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter after giving effect to such New Revolving Loan Commitments.

6.
Eligible Assignee. By its execution of this Agreement, each New Revolving Loan Lender (other than any New Revolving Loan Lender that, immediately prior to the execution of this Agreement, is a "Lender" under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

7.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Revolving Loan Lender shall be as set forth below its signature below.

8.
Non-U.S. Lenders. For each New Revolving Loan Lender that is a Non-U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Revolving Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(d) of the Credit Agreement.

9.
Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the New Revolving Loan Commitments made by New Revolving Loan Lenders pursuant hereto in the Register.

10.	Reaffirmation.

i.
Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

ii.
Each Credit Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Credit Documents to which it is a party, and (b) the pledge of and/or grant of a security interest or hypothec in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

iii.	Each Credit Party acknowledges and agrees that each of the Credit Documents in existence as of the date hereof shall be henceforth read and construed in

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accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

11.
Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

12.
Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Agreement is a Credit Document.

13.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

14.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

15.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
GOLDMAN SACHS LENDING PARTNERS LLC, as a "New Revolving Loan Lender"
By:         /s/ Rebecca Kratz
            Authorized Signatory
Notice Address:
200 West Street
New York, NY 10282
Attention: Michelle Latzoni
Telephone: (212) 934-3921
Facsimile: (646) 769-7700
CITIBANK, N.A. as a "New Revolving Loan Lender"

By:	/s/ Laura Fogarty Name: Laura Fogarty Title: Vice President
Notice Address:
388 Greenwich Street, Floor 32
New York, NY 10013
Attention: Laura Fogarty
Telephone: (212) 816-2197
Facsimile: (646) 862-8137

[Signature Page to Joinder Agreement]

DBS BANK LTD., LOS ANGELES AGENCY as a "New Revolving Loan Lender"

By:	/s/ Aik Lim Kok Name: Aik Lim Kok Title: Assistant General Manager
Notice Address:
725 South Figueroa Street Suite 2000
Los Angeles, CA 90017
Attention: General Manager
Telephone: (212) 627-0222
Facsimile: (213) 627-0228
SUNTRUST BANK as a "New Revolving Loan Lender"

By:	/s/ Dana Dhaliwal Name: Dana Dhaliwal Title: Director
Notice Address:
3333 Peachtree Road, NE
7th Floor
Atlanta, GA 30326
Attention: Valeant Portfolio Manager
Telephone: (404) 926-5068
Facsimile: (404) 926-5173

[Signature Page to Joinder Agreement]

BANK OF AMERICA, N.A. as a "New Revolving Loan Lender"

By:	/s/ Robert LaPorte Name: Robert LaPorte Title: Vice President
Notice Address:
NC1-007-17-11
100 North Tryon Street
Charlotte, NC 28255
Attention: Robert LaPorte
Telephone: (980) 387-1282
Facsimile: (404) 720-1599

[Signature Page to Joinder Agreement]

MORGAN STANLEY BANK, N.A. as a "New Revolving Loan Lender"

By:	/s/ Kelly Chin Name: Kelly Chin Title: Authorized Signatory
Notice Address:
Edward Henley
1300 Thames Street, Thames Street Wharf
Baltimore, MD 21231
Attention: Documentation Team
Telephone: (443) 627-4326
Facsimile: docs4loans@ms.com; ms4loands@ms.com
BARCLAYS BANK PLC as a "New Revolving Loan Lender"

By:	/s/ Jeremy Hazan Name: Jeremy Hazan Title: Director
THE BANK OF NOVA SCOTIA as a "New Revolving Loan Lender"

By:	/s/ James Rhee Name: James Rhee Title: Managing Director

By:	/s/ Christina Brennan Name: Christina Brennan Title: Associate
Notice Address:
40 King Street West, 62nd Floor
Toronto, Ontario
M5W 2X6
Attention: James Rhee, Managing Director
Telephone: (416) 866-6206
Facsimile: (416) 866-2010

[Signature Page to Joinder Agreement]

DNB BANK ASA (f/k/a DNB NOR BANK ASA), as a "New Revolving Loan Lender"

By:	/s/ Thomas Tangen Name: Thomas Tangen Title: Senior Vice President

By:	/s/ Geshu Sugandh Name: Geshu Sugandh Title: Vice President
Notice Address:
200 Park Avenue, 31st Floor
New York, NY 10166
Attention: Theresa Rosu
Telephone: (212) 681-3845
UNION BANK, N.A. as a "New Revolving Loan Lender"

By:	/s/ Michael Tschida Name: Michael Tschida Title: Vice President
Notice Address:
445 S Figueroa Street
16th Floor
Los Angeles, CA 90071
Attention: Michael Tschida
Telephone: (213) 236-5273
Facsimile: (213) 236-7636
HSBC BANK CANADA as a "New Revolving Loan Lender"

By:	/s/ Andrew Sclater Name: Andrew Sclater Title: Global Relationship Manager, Corporate Banking

[Signature Page to Joinder Agreement]

By:	/s/ Ambar Bansal Name: Ambar Bansal Title: Vice President, Regional Head of Corporate HSBC Bank of Canada
EXPORT DEVELOPMENT CANADA as a "New Revolving Loan Lender"

By:	/s/ Arturo Polisena Name: Arturo Polisena Title: Senior Associate

By:	/s/ Janine Dopson Name: Janine Dopson Title: Financing Manager
Notice Address:
Export Development Canada
150 Slater Street
Ottawa, Ontario; K1A 1K3
Attention: Arturo Polisena
Telephone: (613) 598-3182
Facsimile: (613) 598-3186
ROYAL BANK OF CANADA as a "New Revolving Loan Lender"

By:	/s/ Dean Sas Name: Dean Sas Title: Authorized Signatory

[Signature Page to Joinder Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as a "New Revolving Loan Lender"

By:	/s/ Michael N. Tam Name: Michael N. Tam Title: Senior Vice President
THE TORONTO DOMINION BANK, as a "New Revolving Loan Lender"

By:	/s/ Scott Rogers Name: Scott Rogers Title: Associate VP, TD Commercial Bank

By:	/s/ Nigel Sharpley Name: Nigel Sharpley Title: Senior Manager, TD Commercial Bank
Notice Address:
Canadian Pacific Tower
100 Wellington Street West, 26th Floor
Toronto, Ontario M5K 1A2
Attention: Nigel Sharpley
Telephone: (416) 983-8686
Facsimile: (416) 308-3733

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
as Borrower
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
VALEANT PHARMACEUTICALS INTERNATIONAL
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
ATON PHARMA, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
CORIA LABORATORIES, LTD.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer
DOW PHARMACEUTICAL SCIENCES, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President & Chief Operating Officer

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS NORTH AMERICA LLC
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
DR. LEWINN'S PRIVATE FORMULA INTERNATIONAL, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
OCEANSIDE PHARMACEUTICALS, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
PRINCETON PHARMA HOLDINGS, LLC
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
PRIVATE FORMULA CORP.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President

[Signature Page to Joinder Agreement]

RENAUD SKIN CARE LABORATORIES, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
VALEANT BIOMEDICALS, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
BIOVAIL AMERICAS CORP.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
PRESTWICK PHARMACEUTICALS, INC.
as Guarantor
By:        /s/ Rajiv De Silva
    Name:    Rajiv De Silva
    Title:    President
ORAPHARMA, INC.
as Guarantor
By:        /s/ Steve Sembler
    Name:     Steve Sembler
    Title:    Chief Commercial Officer

[Signature Page to Joinder Agreement]

ORAPHARMA TOPCO HOLDINGS, INC.
as Guarantor
By:        /s/ Howard B. Schiller
    Name:    Howard B. Schiller
    Title:    Executive Vice President, Chief
        Financial Officer and Treasurer
VALEANT HOLDINGS (BARBADOS) SRL
as Guarantor
By:        /s/ Mauricio Zavala
    Name:    Mauricio Zavala
    Title:    Manager
HYTHE PROPERTY INCORPORATED
as Guarantor
By:        /s/ Alex Matheson
    Name:    Alex Matheson
    Title:    Senior Director
VALEANT PHARMACEUTICALS HOLDINGS (BARBADOS) SRL
as Guarantor
By:        /s/ Mauricio Zavala
    Name:    Mauricio Zavala
    Title:    Assistant Secretary

[Signature Page to Joinder Agreement]

VALEANT INTERNATIONAL BERMUDA
as Guarantor
By:        /s/ Peter McCurdy
    Name:    Peter McCurdy
    Title:    Director, President and Assistant
        Secretary
VALEANT PHARMACEUTICALS HOLDINGS BERMUDA
as Guarantor
By:        /s/ Peter McCurdy
    Name:    Peter McCurdy
    Title:    Director, President and Assistant
        Secretary
VALEANT PHARMACEUTICALS NOMINEE BERMUDA
as Guarantor
By:        /s/ Peter McCurdy
    Name:    Peter McCurdy
    Title:    Director, President and Assistant
        Secretary
VALEANT CANADA GP LIMITED
as Guarantor
By:        /s/ Robert R. Chai-Onn
    Name:    Robert R. Chai-Onn
    Title:    Vice President
VALEANT CANADA LP by its sole general partner, VALEANT CANADA GP LIMITED as Guarantor
By:        /s/ Robert R. Chai-Onn
    Name:    Robert R. Chai-Onn
    Title:    Director

[Signature Page to Joinder Agreement]

V-BAC HOLDING CORP.
as Guarantor
By:        /s/ Robert R. Chai-Onn
    Name:    Robert R. Chai-Onn
    Title:    Vice President

VALEANT PHARMACEUTICALS IRELAND
as Guarantor
By:        /s/ Graham Jackson
    Name:    Graham Jackson
    Title:    Director

BIOVAIL INTERNATIONAL S.À R.L.
as Guarantor
By:        /s/ Kuy Ly Ang
    Name:    Kuy Ly Ang
    Title:    Director
VALEANT PHARMACEUTICALS LUXEMBOURG S.À R.L.
as Guarantor
By:        /s/ Kuy Ly Ang
    Name:    Kuy Ly Ang
    Title: Manager
PHARMASWISS SA
as Guarantor
By:        /s/ Matthias Courvoisier
    Name:    Matthias Courvoisier
    Title:    Chairman

[Signature Page to Joinder Agreement]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Rajiv De Silva
Signature of director	Signature of director

Robert Chai-Onn	Rajiv De Silva

Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Consented to by:
GOLDMAN SACHS LENDING PARTNERS LLC
As Administrative Agent and Collateral Agent
By:     /s/ Elizabeth Fischer
    Authorized Signatory
Name:    Elizabeth Fischer
Title:    Authorized Signatory

[Signature Page to Joinder Agreement]

SCHEDULE A
TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
CITIBANK, N.A.	New Revolving Loan Commitment	$35,000,000
DBS BANK LTD., LOS ANGELES AGENCY	New Revolving Loan Commitment	$20,000,000
SUNTRUST BANK	New Revolving Loan Commitment	$18,587,500
BANK OF AMERICA, N.A.	New Revolving Loan Commitment	$16,250,000
GOLDMAN SACHS LENDING PARTNERS LLC	New Revolving Loan Commitment	$10,437,500
MORGAN STANLEY BANK, N.A.	New Revolving Loan Commitment	$10,062,500
BARCLAYS BANK PLC	New Revolving Loan Commitment	$10,000,000
THE BANK OF NOVA SCOTIA	New Revolving Loan Commitment	$9,375,000
DNB BANK ASA (F/K/A DNB NOR BANK ASA)	New Revolving Loan Commitment	$9,375,000
UNION BANK, N.A.	New Revolving Loan Commitment	$6,562,500
HSBC BANK CANADA	New Revolving Loan Commitment	$6,200,000
EXPORT DEVELOPMENT CANADA	New Revolving Loan Commitment	$5,937,500
ROYAL BANK OF CANADA	New Revolving Loan Commitment	$5,937,500
J.P. MORGAN CHASE BANK, N.A., TORONTO BRANCH	New Revolving Loan Commitment	$5,900,000
THE TORONTO-DOMINION BANK	New Revolving Loan Commitment	$5,375,000
		Total: $175,000,000